EXHIBIT 10.14(b)

SECOND AMENDMENT TO THE
MINERALS TECHNOLOGIES INC. SUPPLEMENTAL RETIREMENT PLAN
(AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2008)

WHEREAS, pursuant to Section 7.1 of the Minerals Technologies Inc. Supplemental Retirement Plan (As Amended and Restated Effective December 31, 2008) (the “Plan”), Minerals Technologies Inc. (the “Company”) reserves the right to amend the Plan by action of its Board of Directors or its delegate; and

WHEREAS, the Company desires to amend the Plan to permit a Participant to elect to receive distribution of his benefit under this Plan in the form of a 5-year or 10-year term certain-only annuity, and now wishes to do so by the following amendment.

 NOW, THEREFORE, the Plan is hereby amended as follows, effective as of the date hereof:

1.	Article IV of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

“ARTICLE IV
COMMENCEMENT AND FORM OF BENEFIT PAYMENT

4.1
Distribution of Benefits.  In the case of a Career Earnings Participant, benefits under this Plan shall be paid in a single lump sum upon the later of (i) the Participant’s separation from service with the Company and all Affiliates or (ii) the Participant reaching age 55.  Such lump sum shall be the actuarial equivalent of the annuity determined under Article III, determined applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining a lump-sum cash-out with respect to a Participant’s benefit under the Career Earnings Formula.  In the case of a Cash Balance Participant, benefits under this Plan shall be paid in a single lump-sum payment upon the Participant’s separation from service with the Company and its Affiliates.  Such lump sum shall be equal to the amount determined under Article III.

Notwithstanding anything in the foregoing to the contrary, a Participant may elect to receive his/her benefits under the Plan in the form of a 5-year or 10-year term certain-only annuity, rather than a lump sum payment, in accordance with the procedures and timing set forth in Section 4.5.

To the extent a Participant elects to receive his Career Earnings benefit in the form of a 5-year or 10-year term certain-only annuity, such annuity form of payment shall be the actuarial equivalent of the annuity determined under Article III, further determined by applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the Participant’s benefit payable in an optional annuity form under the Career Earnings Formula.

Furthermore, to the extent a Participant elects to receive his Cash Balance benefit in the form of a 5-year or 10-year term certain-only annuity, such annuity form of payment shall be determined by applying to the amount determined under Article III above, a factor determined (A) by applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the actuarial equivalent of the Cash Balance benefit payable in the form of a single life annuity, and (B) by further applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining an optional annuity form of the Participant’s Cash Balance benefit under the Plan.

If a Participant does not make an affirmative election to receive his Career Earnings benefit and/or his Cash Balance benefit in the form of a 5-year or 10-year term certain-only annuity, the Participant shall be deemed to have elected to receive his benefit in a single lump sum as set forth in the first paragraph of this Section 4.1.

If a Participant dies before the payment provided for in this Section 4.1 commences, such payment shall be forfeited, and shall not be made.  If a Participant dies after a 5-year or 10-year term certain-only annuity has commenced and before payments are completed, the remaining payments shall be made to the Participant’s Beneficiary at the same time such payments would otherwise have been made.

4.2	Specified Employees. Notwithstanding anything in this Plan to the contrary, in the case of a Participant who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and the regulations thereunder, payment of benefits under the Plan on account of separation from service shall be made in a lump sum (or such other form as previously elected by the Participant), upon the six-month anniversary of the Participant’s separation from service. To the extent a Participant will receive a lump sum payment, such lump sum shall be adjusted to an amount be equal to the amount determined under Section 4.1 upon the Participant’s separation from service plus interest at the 26-week Treasury Bill rate for the six-month period. The Company may create a grantor trust to pay certain of its obligations hereunder (a so-called “rabbi trust”), the assets of which shall be, for all purposes, the assets of the Company. In the event the trustee of such trust is unable or unwilling to make payments directly to Participants and such trustee remits payments to the Company for delivery to Participants, the Company shall promptly remit such amount, less applicable incomes and other taxes required to be withheld, to the Participant. “Specified employees” shall be determined in accordance with the methodology established by the Board of Directors of the Company or its delegate.
4.3
Additional Benefits Following Disability.  If a Participant is Disabled at the time of his separation from service, the Participant shall receive the following benefits in addition to those described in Article III and Section 4.1.

In the case of a Career Earnings Participant, if (i) the Participant is Disabled at the time of his separation from service with the Company and its Affiliates, (ii) the Participant continues to be Disabled after age 55 or the Participant separated from service after age 55, and (iii) the Participant did not commence benefits under the Retirement Plan upon separation from service, or if later, upon reaching age 55, then, at the later of age 65 or the five year anniversary of the Participant’s separation from service, the Participant shall receive a lump sum payment, unless the Participant previously elected to receive payment of the benefit under Section 4.1 in the form of a 5-year or 10-year term certain-only annuity, in which case payment under this Section 4.3 shall also be in the form of a 5-year or 10-year term certain-only annuity, as previously elected by the Participant (“Career Earnings Disability Annuity Payment”).  Any such lump sum payment shall be the actuarial equivalent of the annuity determined in the following sentence, calculated applying the interest rate and mortality table applicable under the Retirement Plan for purposes of determining a lump-sum cash-out with respect to a Participant’s benefit under the Career Earnings Formula; any Career Earnings Disability Annuity payment, however, shall be the actuarial equivalent of the annuity determined in the following sentence, calculated by applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the Participant’s benefit payable in an optional annuity form under the Career Earnings Formula.  The annuity shall be equal to the difference, if any, between (i) the amount that would be paid under the Retirement Plan as of the payment date specified in this Section 4.3, (A) determined without regard for the limitation on compensation taken into account and/or pension benefits under the Retirement Plan by reason of Sections 401(a)(17) or 415 of the Code and (b) taking into account, in the year of deferral, any income deferred by the Participant pursuant to the Minerals Technologies Inc. Supplemental Savings Plan in calculating the Participant’s Earnings under the Retirement Plan, minus the amount that would be paid under the Retirement Plan as of the payment date specified in this Section 4.3, and (ii) the single life annuity that was determined under this Plan as of the payment date specified in Section 4.1, actuarially adjusted for commencement as of the payment date specified in this Section 4.3 in a manner consistent with the provisions of the Retirement Plan.

In the case of a Cash Balance Participant, if a Participant is Disabled at the time of his separation from service with the Company and its Affiliates, then, upon the five-year anniversary of the Participant’s separation from service (i.e., the date the Participant’s disability leave began), the Participant shall receive a lump sum payment (unless the Participant previously elected to receive payment of the benefit under Section 4.1 in the form of a 5-year or 10-year term certain-only annuity, in which case payment under this Section 4.3 shall also be in the form of a 5-year or 10-year term certain-only annuity, as previously elected by the Participant (“Cash Balance Disability Annuity Payment”)).  Any such lump sum payment shall be equal to the difference, if any, between (i) the amount of the Participant’s Cash Balance Account payable under the Retirement Plan as of the payment date specified in this Section 4.3 that is attributable to Annual Pay Credits occurring after the Participant’s separation from service (A) determined without regard for the limitation on compensation taken into account and/or pension benefits under the Retirement Plan by reason of Sections 401(a)(17) or 415 of the Code and (B) taking into account, in the year of deferral, any income deferred by the Participant pursuant to the Minerals Technologies Inc. Supplemental Savings Plan in calculating the Participant’s Earnings under the Retirement Plan and (ii) the amount of the Participant’s Cash Balance Account payable under the Retirement Plan as of the payment date specified in this Section 4.3 that is attributable to Annual Pay Credits occurring after the Participant’s separation from service.

However, if the benefit is payable as a Cash Balance Disability Annuity Payment, such annuity form of payment shall be determined by applying to the amount determined in the immediately preceding paragraph, a factor determined (A) by first applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the actuarial equivalent of the Cash Balance benefit payable in the form of a single life annuity, and (B) by further applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining an optional annuity form of the Participant’s Cash Balance benefit under the Plan.

If a Participant dies before the payment provided for in this Section 4.3 commences, such payment shall be forfeited, and shall not be made.  If a Participant dies after a Career Earnings Disability Annuity Payment or Cash Balance Disability Annuity Payment has commenced and before payments are completed, the remaining payments shall be made to the Participant’s Beneficiary at the same time such payments would otherwise have been made.

4.4
Distribution of Benefits Due to Death.  If a Career Earnings Participant dies before a benefit is paid under Section 4.1, the Participant’s Beneficiary shall receive, upon the Participant’s death, an amount equal to the difference between (i) the amount of the single life annuity pension benefit that would have been payable to a surviving spouse the same age as the Participant (whether or not the Participant actually has a surviving spouse) under the Retirement Plan upon the Participant’s death (A) determined without regard to the limitation on compensation taken into account and/or pension benefits under the Retirement Plan by reason of Sections 401(a)(17) or 415 of the Code and (B) taking into account, in the year of deferral, any income deferred by the Participant pursuant to the Minerals Technologies Inc. Supplemental Savings Plan, and (ii) the amount of the single life annuity pension benefit payable to a surviving spouse the same age as the Participant (whether or not the Participant actually has such a surviving spouse) under the Retirement Plan upon the Participant’s death.  Such amount shall be paid in a single lump-sum payment, unless the Participant elects, in accordance with the procedures and timing set forth in Section 4.5, that payment of any benefit under this Section 4.4 should be made in the form of a 5-year or 10-year term certain-only annuity (“Career Earnings Death Benefit Annuity Payment”).  Any such single lump-sum payment shall be the actuarial equivalent of the annuity determined under the preceding sentences, calculated applying the interest rate and mortality table applicable under the Retirement Plan for purposes of determining a lump-sum cash-out with respect to a Participant’s benefit under the Career Earnings Formula.

To the extent that a Career Earnings Participant elected to receive distribution under this Section 4.4 in the form of a Career Earnings Death Benefit Annuity Payment, such amount shall be the actuarial equivalent of the annuity determined in the preceding paragraph, further determined by applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the Participant’s benefit payable in an optional annuity form under the Career Earnings Formula.

If a Cash Balance Participant dies before a benefit is paid under Section 4.1, the Participant’s Beneficiary shall receive, upon the Participant’s death, an amount equal to the difference between (i) the amount of the Participant’s Cash Balance Account payable under the Retirement Plan upon the Participant’s death and (ii) the amount of the Participant’s Cash Balance Account that would have been payable to the Participant under the Retirement Plan upon the Participant’s death (A) determined without regard to the limitation on compensation taken into account and/or pension benefits under the Retirement Plan by reason of Sections 401(a)(17) or 415 of the Code and (B) taking into account, in the year of deferral, any income deferred by the Participant pursuant to the Mineral Technologies Inc. Supplemental Savings Plan in calculating the Participant’s Earnings under the Retirement Plan.  Such amount shall be paid in a single lump-sum payment, unless the Participant elects unless the Participant elects, in accordance with the procedures and timing set forth in Section 4.5, that payment of any benefit under this Section 4.4 should be made in the form of a 5-year or 10-year term certain-only annuity (“Death Benefit Cash Balance Annuity Payment”).

To the extent a Participant elected to receive a benefit under this Section 4.4 in the form of a Death Benefit Cash Balance Annuity Payment, such annuity form of payment shall be determined by applying to the amount determined in the immediately preceding paragraph, a factor determined (A) by applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining the actuarial equivalent of the Cash Balance benefit payable in the form of a single life annuity, and (B) by further applying the interest rate and mortality table then applicable under the Retirement Plan for purposes of determining an optional annuity form of the Participant’s Cash Balance benefit under the Plan.

If a Beneficiary dies after a Death Benefit Career Earnings Annuity Payment or Death Benefit Cash Balance Annuity Payment has commenced and before payments are completed, the remaining payments shall be made to the Beneficiary’s designated beneficiary, if any, or estate at the same time such payments would otherwise have been made.

4.5
Election Procedures and Timing.  Pursuant to Section 4.1 and/or Section 4.4, a Career Earnings Participant or a Cash Balance Participant may make an election for payment in the form of a 5-year or 10-year term certain-only annuity.  Any such election must be made in the form and manner specified by the Administrative Committee or its delegate.  Only one such election is permitted for each Participant in the Plan with respect to the benefit payable under Section 4.1, and only one such election is permitted for each Participant in the Plan with respect to the benefit payable under Section 4.4.  Any such election will not be effective until 12 months after the date on which the election is made and must be made at least 12 months before any specified date upon which payments are otherwise scheduled to be made.  Following such election, payment under Sections 4.1 and 4.3 will be deferred by five years from the date on which payment would otherwise have been made.  For the avoidance of doubt, payment will not be deferred by five years in the case of payment upon death pursuant to Section 4.4.  For example, if a Career Earnings Participant elects a 5-year term certain-only annuity and subsequently separates from service at age 60, payment will commence to be made upon the five year anniversary of separation from service.”

2. Except as hereinabove amended, the provisions of the Plan shall continue in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on the 20th day of December, 2019.

MINERALS TECHNOLOGIES INC.

By:  /s/ Thomas J. Meek
Thomas J. Meek
Senior Vice President and General Counsel